ASSIGNMENT AND ASSUMPTION OF LEASE

     THIS ASSIGNMENT AND ASSUMPTION OF LEASE (this "Assignment") is made and entered into this 18th day of December 1998 (the "Effective Date'), between PINACOR INC., a Delaware corporation ("Assignee"), having an office at 3001 South Priest Drive, Tempe, Arizona 85282-3492, Attention: Robert G. O'Malley, and, ELECTRONIC DATA SYSTEMS CORPORATION, a Delaware corporation ("Assignor"), having an office at 5400 Legacy Drive, H3-2F-53, Plano, Texas 75024-3105,
Attention: Real Estate Leasing.

                                    RECITALS

     WHEREAS, Assignor, as tenant, and KREG-SW, L.P., a California limited partnership, as Landlord, entered into a lease (the "Original Lease"), dated October 29, 1996, as amended by a (a) First Amendment to Lease (the "First Amendment"), dated April 24, 1997 and (b) Second Amendment to Lease (the "Second Amendment"), dated September 18, 1997 (the Original Lease as amended by the First Amendment and Second Amendment is herein called, the "Lease"), covering the building and property (collectively the "Leased Property") located at 105 Bethany Road, Allen, Texas, as more particularly described in the Lease, which is attached hereto as Exhibit "A".

     WHEREAS, the Lease and the Leased Property were conveyed by KREG-SW, L.P. to TriNet Corporate Partners 11, L.P. ("TriNet") and TriNet is presently the Landlord under the Lease.

     WHEREAS, the parties desire to provide herein for the assignment of all rights, titles and interests of Assignor to Assignee, in and to the Lease as herein contained.

     NOW, THEREFORE, Assignor and Assignee, in consideration of the sum of $10.00, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and confessed, effective as of December 31, 1998 (the "Effective Date"), agree as follows:

     1. Assignor hereby grants, sells, conveys, assigns, transfers, sets over and delivers to Assignee all rights, titles and interests of Assignor in and to the Lease and any security deposits delivered to Landlord, together with all its rights, privileges and benefits in the Lease for the remainder of the Lease term, subject to the terms and conditions set forth in the Lease.

     2. As of the Effective Date, Assignee assumes any and all rights and obligations of Assignor under the Lease which are to be performed after the Effective Date and shall comply with all of the covenants, terms, conditions and obligations under the Lease so assumed.

     3. Pursuant to the terms and conditions of the Lease, Assignor shall remain liable under the Lease notwithstanding the assignment and assumption stated herein.

               A. Assignee hereby agrees to fully indemnify and hold Assignor harmless from and against any and all costs, claims, liabilities, actions or causes of action incurred by Assignor, resulting from and related to the obligations under the Lease so assumed, including, but not limited to, claims arising from negligence, willful actions or breach of the Lease by Assignee.

               B. Assignee hereby agrees to deliver to Assignor copies of all notices requiring remedial actions by Assignee and all notices of default delivered to Assignee under the Lease. Assignor will have, among any other remedies available to Assignor, the right to cure any defaults by Assignee under the Lease and to receive full reimbursement from Assignee for all costs incurred by Assignor in making any such cure.

     4. Assignor hereby agrees to fully indemnify and hold Assignee harmless from and against any and all costs, claims, liabilities, actions or causes of action incurred by Assignee resulting from or related to the negligence, willful actions or breach of the Lease by Assignor prior to the Effective Date.

     5. Pursuant to the Lease, this Assignment is not be valid until Landlord's written consent is obtained and delivered to each party.

     6. This Assignment may not be changed, modified, discharged or terminated orally or in any other manner than by an agreement in writing signed by the parties hereto or their respective successors and assigns.

     7. This Assignment has been executed and delivered pursuant to that certain Asset Purchase Agreement (the "Asset Purchase Agreement"), dated December 18, 1998, by and between Assignor, Assignee and EDS Technical Products Corporation, a Delaware corporation. All warranties, representations and covenants set forth in the Asset Purchase Agreement concerning the Premises, the Lease and this Assignment shall survive the execution and delivery of this Assignment and shall not be affected hereby.

                               INTENTIONALLY BLANK

     IN WITNESS WHEREOF, the parties have hereunto set their hands on the day and year below their respective signatures.

ASSIGNOR:                               ASSIGNEE:

ELECTRONIC DATA SYSTEMS CORPORATION     PINACOR INC.


By: /s/ Daniel F. Busch                 By  /s/ F. G. Mantori
   ------------------------------          ---------------------------
Name: Daniel F.  Busch                  Name: F. G. Mantori
                                              ------------------------
Title: Real Estate - Division Manager   Title: President
                                              ------------------------

                                 LEASE AGREEMENT

                                 BY AND BETWEEN

                 KREG-SW, L.P., a California limited partnership
                                   (Landlord)

                                       AND

                     ELECTRONIC DATA SYSTEMS CORPORATION, a
                              Delaware corporation
                                    (Tenant)

                             FOR PREMISES LOCATED AT

                    THE SOUTHEAST CORNER OF BETHANY DRIVE AND
                              ENTERPRISE BOULEVARD
                                   ALLEN, TEXAS

                                TABLE OF CONTENTS

                                                                            PAGE

 1.      DEFINITIONS AND BASIC PROVISIONS .....................................1

 2.      GRANTING CLAUSE ......................................................2

 3.      USE ..................................................................2

 4.      PARKING ..............................................................2

 5.      RENT .................................................................3

 6.      REAL ESTATE TAXES ....................................................3

 7.      PERSONAL PROPERTY TAXES ..............................................4

 8.      DELIVERY OF PREMISES .................................................4

 9.      BUILDING SHELL AND TENANT IMPROVEMENTS ...............................4

 10.     COMMENCEMENT DATE ....................................................6

 11.     BUILDING SERVICES ....................................................6

 12.     LANDLORD'S REPAIR AND MAINTENANCE RESPONSIBILITIES ...................7

 13.     TENANT'S REPAIR AND MAINTENANCE RESPONSIBILITIES .....................7

 14.     ALTERATIONS ..........................................................7

 15.     ENTRY BY LANDLORD ....................................................8

 16.     LOCKED DOCUMENTATION ROOMS ...........................................8

 17.     INSURANCE - REQUIREMENTS .............................................8

 18.     WAIVER OF SUBROGATION ................................................9

 19.     FIRE OR OTHER CASUALTY ...............................................9

 20.     INDEMNIFICATION .....................................................10

 21.     CONDEMNATION ........................................................10

 22.     ASSIGNMENT AND SUBLETTING ...........................................11

 23.     DEFAULT AND REMEDIES ................................................11

 24.     LANDLORD WAIVERS ....................................................13

 25.     TENANT'S SECURITY REQUIREMENTS ......................................13

 26.     SUBORDINATION AND ATTORNMENT ........................................13

 27.     ESTOPPEL CERTIFICATE ................................................13

 28.     SURRENDER OF POSSESSION .............................................14

 29.     NON-WAIVER ..........................................................14

 30.     BUILDING COMPLIANCE .................................................14

 31.     HAZARDOUS MATERIALS .................................................14

 32.     TRANSFER OF PROPERTY BY LANDLORD ....................................Is

 33.     CIPHER LOCKS AND SECURITY SYSTEM ....................................15

 34.     CONFIDENTIALITY/MEDIA RELEASES ......................................15

 35.     COMMUNICATIONS EQUIPMENT ............................................15

 36.     LANDLORD REPRESENTATIONS AND WARRANTIES .............................16

 37.     DISADVANTAGED OR WOMEN-OWNED BUSINESSES .............................16

 38.     FORCE MAJEURE .......................................................17

 39.     BROKERS .............................................................17

 40.     SIGNAGE .............................................................17

 41.     HOLDING OVER ........................................................17

 42.     ATTORNEYS' FEES .....................................................17

 43.     QUIET ENJOYMENT .....................................................17

 44.     NOTICES .............................................................17

 45.     ENTIRE AGREEMENT ....................................................17

 46.     AMENDMENTS ..........................................................17

 47.     LEGAL INTERPRETATION ................................................17

 48.     OPTION TO RENEW .....................................................18

 49.     AUTHORITY TO ENTER INTO LEASE .......................................18

 50.     PARTIES BOUND .......................................................18

 51.     TRANSFER OF LANDLORD'S INTEREST .....................................18

 52.     RIGHT TO PERFORM ....................................................18

 53.     LIMITATION ON LIABILITY .............................................19

 54.     GENERAL PROVISIONS ..................................................19

EXHIBITS:

"A"              Legal Description

"B"              Building Shell Outline Specifications

"C"              Site Plan

"D"              Tenant Improvements Outline Specifications

"E"              Change Order

"F"              Estoppel Certificate

                                 LEASE AGREEMENT

         This Lease Agreement (this "Lease") is entered into as of the 29th day of October, 1996, by and between Landlord and Tenant. This Lease is not binding between the parties stated herein until Landlord and Tenant have executed and delivered an original of this Lease. Upon the terms and conditions hereinafter set forth, Landlord and Tenant agree as follows:

1. DEFINITIONS AND BASIC PROVISIONS. The following definitions and basic provisions shall be used in conjunction with and limited by the reference thereto in the provisions of this Lease:

      A.   "Landlord":                   KREG-SW,   L.P.,   a  California
                                         limited   partnership,   or  its
                                         successors and/or assigns

      B.   Landlord Notice Address:      c/o Koll Real Estate Group
                                         8411 Preston Road, Suite 700
                                         Dallas, Texas 75225

      C.   Landlord Payment Address:     8411 Preston Road, Suite 700
                                         Dallas, Texas 75225

      D.   Landlord Federal Tax ID:      33-0580212
                                         -------------------------
      E.   "Tenant":                     ELECTRONIC DATA SYSTEMS
                                         CORPORATION, a Delaware
                                         corporation

      F.   Tenant Notice Address:        5400 Legacy Drive (H3-2F-53)
                                         Plano, Texas 75024-3105
                                         Attention: Real Estate Leasing

      G. "Property": That certain tract or parcel of land located in Collin County, Texas consisting of approximately 13.67 acres, more particularly described and shown on Exhibit "A", attached hereto and incorporated herein by reference.

      H. "Building Shell": The building to be constructed by Landlord at Landlord's expense, in consideration of the Base Rent (hereafter defined), consisting of approximately 261,700 rentable square feet as more particularly described in the outline specifications in Exhibit "B" ("Building Shell Outline Specifications), attached hereto and incorporated herein by reference.

      I. "Site Work": The earth work, parking lot, sidewalks and landscaping to be constructed by Landlord at Landlord's expense, in consideration of the Base Rent, as more fully described in the Site Plan (hereafter defined), attached hereto as Exhibit "C", and incorporated herein by reference.

      J. "Tenant Improvements": The interior improvements to the Building Shell to be constructed by Landlord at Landlord's expense, in consideration of the Base Rent and in accordance with the "Tenant Improvements Outline Specifications" (herein so called) described on Exhibit "D", attached hereto and incorporated herein by reference. The Building Shell Outline Specifications and the Tenant Improvements Outline Specifications are sometimes referred to herein collectively as the "Outline Specifications".

      K.  "Building": The completed Building Shell and the Tenant Improvements.

      L. "Premises": The Property, the Site Work, the Building Shell, the Tenant Improvements and the Building.

      M. "Completion Date": The date upon which Landlord substantially completes the Tenant Improvements, the Site Work and any other work required of Landlord in accordance with the Working Drawings and Specifications.

      N.  "Outside Completion Date": October 13, 1997.

      0.  "Scheduled Completion Date": June 13, 1997.

      P. "Term": A period of 7 years, commencing on the 13th day of June, 1997 (the "Commencement Date"), subject to the provisions of Paragraph 10 of this Lease, and expiring on June 12, 2004 (the "Expiration Date").

      Q. "Base Rent": Base Rent shall be $1,112,225.00 per year payable in the amount of $92,685.42 per month for years 1 through 7 of the Term.

      R. "Landlord's Taxes": Landlord's Taxes shall include only income, excess profits, capital stock, estate, inheritance, succession, gift, gross receipts, personal property and franchise taxes.

      S.  "Tenant's  Representatives":   Tenant's  agents,  representatives  and
          employees.

      T. "Landlord's Representatives": Landlord's agents, representatives and employees.

      U.  "Building Architect": Good, Fulton and Farrell Architects.

      V.  "Land Closing Date": November 30, 1996.

2. GRANTING CLAUSE. Landlord, in consideration of the covenants and agreements to be performed by Tenant, and upon the terms and conditions contained in this Lease, does hereby lease, demise and let unto Tenant, and Tenant in consideration of the covenants and agreements to be performed by Landlord and upon the terms and conditions contained in this Lease, does hereby lease from Landlord, the Premises, to have and to hold for the Term (except as sooner terminated as provided herein).

3. USE. The Premises are to be used only for general office and computer data processing purposes ("Permitted Uses") and for no other business or purpose without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. No act shall be done in or about the Premises that is unlawful. In the event such use is determined to be unlawful, causing a breach of this covenant, Tenant shall immediately cease the performance of such unlawful act. Tenant shall not commit or allow to be committed any waste upon the Premises, or any public or private nuisance. Tenant shall not, without Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed, install any equipment, machine, device, tank or vessel which is subject to any federal, state or local permitting requirement, nor shall Tenant overload the floors or surpass the Utility Specifications (as hereinafter defined) for the Building. Tenant, at its sole expense, shall comply with all laws, statutes, ordinances and governmental rules, regulations or requirements governing the installation, operation, maintenance and removal of any such equipment, machine, device, tank or vessel. Tenant, at its sole expense, shall comply with all laws, statutes, ordinances, governmental rules, regulations or requirements, and the provisions of any recorded documents now existing or hereafter in effect relating to its use, operation or occupancy of the Premises.

4. PARKING. Landlord also hereby grants to Tenant during the Term and any renewals or extensions, at no additional cost or pass through to Tenant, the right to use parking spaces in the surface parking area, as depicted on the Site Plan attached as Exhibit "C".

5.   RENT.

     A.   BASE  RENT.  In  consideration  of  this  Lease,  and  as  a  covenant independent  from the other  terms  and  covenants  contained  herein,
          Tenant agrees and promises to pay to Landlord equal monthly installments of Base Rent. Such monthly installments shall be due and payable in advance on or before the 1st day of each calendar month (without demand, notice, deduction or offset except as otherwise provided in this Lease), commencing as of the Commencement Date and continuing through the Term. Base Rent for any fractional month at the beginning or end of the Term shall be prorated on a per them basis.

     B. OPERATING EXPENSES. Except as otherwise provided in this Lease, it is intended that the Rent shall be a net return to Landlord (exclusive of any debt service and Landlord's Taxes) for the Term and for any renewals or extensions thereof, free of any expenses or charges whatsoever with respect to the Premises, including, without limitation, insurance premiums, utility charges, real estate taxes, assessments and except as otherwise provided herein, all maintenance, repairs or replacements to all elements of the Building, including, without limitation, HVAC, plumbing and electrical systems. Tenant shall coordinate directly with the applicable supplying utility companies to obtain service and directly make payments for water, gas, heat, light, power, telephone and other utilities used and consumed by Tenant.

     C. INSURANCE PREMIUMS. Landlord shall maintain loss of rental income insurance on the Premises, and Tenant shall reimburse Landlord for the premiums to maintain such insurance, within thirty (30) days of presentation of an invoice to Tenant for Landlord. Tenant's reimbursement obligations hereunder shall be designated as additional rent.

6. REAL ESTATE TAXES.

     A. PAYMENT OF TAXES. Tenant shall directly pay all Real Estate Taxes assessed and payable against the Premises during the Term prior to delinquency. "Real Estate Taxes" shall mean any form of assessment, license, fee, rent, tax, excise imposition, charge, levy, penalty (if a result of Tenant's delinquency), or tax (other than Landlord's Taxes) including, without limitation, all ad valorem, sales and use, value added, single business, gross receipts, transactions, sewer, privilege or similar taxes, imposed by any authority having the direct or indirect power to tax, or by any city, county, state or federal government or any improvement or other district or division thereof. Notwithstanding anything to the contrary contained in this Lease, Tenant acknowledges that the Premises will be periodically reassessed by governmental authorities, and any increased ad valorem taxes as a result of said reassessment shall be paid by Tenant. Notwithstanding anything to the contrary contained herein, Tenant shall not be liable for any "rollback" or similar taxes affecting the Premises. Tenant shall be responsible for making annual application for tax exemption to the City of Allen and Landlord shall fully cooperate with Tenant's application therefor.

     B. CONTEST OF REAL ESTATE TAXES. Tenant shall have the right, before delinquency occurs, of protesting, contesting, objecting to or opposing the legality or amount of any such taxes or assessments in coordination with Landlord. If Tenant deems, in good faith, that the Real Estate Taxes are illegal or excessive, and in the event of any such contest, Tenant shall to the extent provided by Law, defer the payment of any such Real Estate Taxes. Landlord will fully cooperate with Tenant and shall make available to Tenant, and to any taxing authority, any records, information, documentation, or other reasonable assistance (at minimal cost and expense to Landlord), relevant in connection with any audit or other examination by any authority or any judicial or administrative proceeding relating to Tenant's liability for the Real Estate Taxes. Landlord and Tenant shall each promptly notify the other of any claims or assessments for Real Estate Taxes that may be asserted by applicable taxing authorities that could result in a potential liability or expense for the other, and coordinate with the other the response to and settlement of such claims or assessments for Real Estate Taxes. Tenant shall be entitled to any refunds or rebates of Real Estate Taxes (and any interest thereon) to the extent such refunds or rebates relate to Real Estate Taxes that were paid by Tenant.

7. PERSONAL PROPERTY TAXES. Tenant shall be liable for all personal property taxes for personal property of Tenant placed in the Premises (and any personalty installed by Landlord as part of the Tenant Improvements) and shall pay them directly, prior to delinquency.

8.   DELIVERY OF PREMISES.

     A. REMEDIES OF TENANT. If Landlord is unable to deliver possession of the Premises to Tenant on the Scheduled Completion Date this Lease shall not be void or voidable (except as expressly stated hereinafter) nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, but the Commencement Date and the Expiration Date of the Term shall be extended, as provided below, and in such event Tenant shall not be liable for any Base Rent or other charges due under this Lease until such time as Landlord tenders delivery of possession of the Premises to Tenant. Tenant shall, upon failure of Landlord to deliver the Premises on the Scheduled Completion Date, immediately deliver written notice to Landlord, with a copy to any mortgagee of Landlord, (provided Tenant has been given notice of the identity of the mortgagee and its address) advising Landlord (and mortgagee) of the failure to deliver, and granting Landlord (and/or its mortgagee) until the Outside Completion Date to substantially complete and deliver the Premises to Tenant. Beginning on July 13, 1997 (subject to Force Majeure and Tenant Delays), damages for failure to deliver the Premises shall accrue against Landlord, and Landlord shall pay (or credit against Base Rent at Tenant's option) to Tenant a sum of money equivalent to two (2) days pro rated Base Rent for each one (1) day beyond July 13, 1997 that the Premises are not delivered ('Delay Sums"). Notwithstanding anything to the contrary contained herein, if the Landlord has not delivered the Premises to Tenant on or before the Outside Completion Date (subject to Tenant Delays and Force Majeure) either Landlord or Tenant may, in their sole discretion, terminate this Lease without further obligations hereunder, except Landlord's obligation to pay the Delay Sums. The Delay Sums shall in no event accrue after the Outside Completion Date, unless Tenant and Landlord mutually elect not to terminate and grant Landlord additional time to complete the Tenant Improvements for a time period to be mutually agreed upon by Landlord (and/or its mortgagee) and Tenant. Should Landlord tender possession of the Premises to Tenant prior to the date specified as the Scheduled Completion Date, and Tenant elects to accept such prior tender, such prior occupancy shall be subject to all terms, covenants and conditions of this Lease, including the payment of Rent.

     B. DELIVERY AFTER SCHEDULED COMPLETION DATE. In the event that Landlord delivers possession of the Premises to Tenant after the Scheduled Completion Date, the Commencement Date and the Expiration Date shall be adjusted accordingly such that the term of this Lease shall commence upon the delivery of possession to Tenant and expire seven
          (7) years from such date. Tenant and Landlord shall acknowledge in writing the Commencement Date and the Expiration Date.

     C. LAND CLOSING. Landlord must close on its acquisition of the Property on or before the Land Closing Date. If Landlord does not acquire the Property on or before the Land Closing Date, either Tenant or Landlord may elect to terminate the Lease.

9.   BUILDING SHELL AND TENANT IMPROVEMENTS.

     A. CONSTRUCTION. Landlord shall construct or cause to be constructed at Landlord's expense the Building Shell and Site Work substantially in accordance with the Working Drawings and Specifications (as hereinafter defined).

     B. WORKING DRAWINGS. Based upon the Tenant Improvements Outline Specifications contained in Exhibit "D" attached hereto for the requested improvements, the working drawings and specifications (the 'Working Drawings and Specifications") shall be completed or caused to be completed by Landlord and submitted to Tenant for approval, which approval shall not be unreasonably withheld or delayed. Tenant shall respond within ten (10) business days following Tenant's receipt of the Working Drawings and Specifications of such consent or disapproval. If Tenant does not disapprove the Working Drawings and Specifications within ten (10) business days, the Working Drawings and Specifications shall be deemed approved and final. If Tenant disapproves the Working Drawings and Specifications, Tenant shall specify in detail the reasons for such disapproval. Landlord shall not unreasonably refuse to remedy Tenant's objections provided such objections are substantially in accordance with the Tenant
          Improvements Outline Specifications, and will not result in an increase of the cost of construction of the Premises. After receipt of Tenant's approval, Landlord shall obtain the approval for the Working Drawings and Specifications from the applicable governmental authority, if necessary, and will obtain all necessary building permits (the "Tenant Permits") from the appropriate governmental authorities.

     C. CONSTRUCTION OF THE BUILDING SHELL, THE SITE WORK AND THE TENANT IMPROVEMENTS. Upon receipt of the Tenant Permits and any and all other permits required (collectively, the "Permits"), Landlord will commence construction of the Building Shell, the Site. Work and the Tenant Improvements in accordance with the Working Drawings and Specifications. Tenant shall at all times have the right to inspect the Premises during the construction of the Site Work, the Building Shell and the Tenant Improvements, subject to Landlord's Right of Non-interference (hereafter defined). In the event of a discrepancy between the Working Drawings and Specifications and the Outline Specifications attached hereto as Exhibit "B" and "D", the Working Drawings and Specifications shall take precedence. In the event of a discrepancy between the Working Drawings and the Working Specifications, the Working Specifications shall take precedence. Upon Substantial Completion (as hereafter defined) of the Building Shell, the Site Work and the Tenant Improvements, the Premises shall be delivered to Tenant not later than the Outside Completion Date, subject to Tenant Delays (hereafter defined) and Force Majeure (hereafter defined), and Tenant shall take possession and commence the payment of Base Rent, and all other sums required to be paid hereunder.

     D.   CHANGE   ORDERS.   If  Tenant   requires  any  changes  or  additional
          construction (whether substantial or minor changes or additions) beyond those detailed in the Working Drawings and Specifications or the Outline Specifications, such work shall be accomplished through normal change order procedures at Tenant's sole expense; provided, however, no additional work shall commence, and no additional Building Shell, Site Work or Tenant Improvement expenses shall be accrued until Landlord has submitted a detailed change order (the *Change Order") to Tenant in substantially the form set forth in Exhibit "E", attached hereto and incorporated herein by reference, setting forth the work to be done and the estimate for the materials and other construction costs for such work, and the same shall have been approved in writing by the Director of Real Estate or other authorized representative of Tenant. Landlord shall have no obligation to commence installation of such excess improvements until Tenant shall have furnished plans to Landlord. If at Substantial Completion (as hereinafter defined) of the Premises, the total amount of Change Orders increases Landlord's budgeted Tenant Improvement costs for the Premises, then Tenant shall reimburse Landlord the actual costs incurred above the budget according to the Working Drawings and the Work Specifications, within thirty (30) days of receipt of such invoice and backup documents as reasonably requested by Tenant from Landlord.

     E. SUBSTANTIAL COMPLETION AND OCCUPANCY. As used in this Lease, the term "Substantial Completion" shall mean that the Building Shell, the Site Work and the Tenant Improvements have been substantially completed in accordance with the Working Drawings and Specifications, as evidenced by a certificate of substantial completion from the Building Architect and/or a temporary or permanent Certificate of Occupancy obtained from the applicable governmental authority, and the only remaining construction and work to be performed is of minor or insubstantial detail, the completion of which does not materially interfere with Tenant's use or occupancy of the Premises. Notwithstanding anything to the contrary within this Lease, Tenant shall take possession of the Premises upon Substantial Completion. Tenant shall, within thirty (30) days after taking possession of the Premises, give Landlord notice of any "Punch List" defects in the Premises. "Punch List" shall mean work that remains to be completed or, if completed, is not substantially in accordance with Working Drawings and -Specifications, and is work that does not affect obtaining a temporary or permanent Certificate of Occupancy. Additionally, Tenant shall immediately notify Landlord of any latent defects discovered. Any such Punch List shall be timely repaired in a good and workmanlike manner by Landlord at Landlord's sole expense, without pass through to Tenant, and shall not unreasonably disturb or interfere with Tenant's use and occupancy of the Premises. Any latent defect discovered within thirty (30) months of Tenant's taking possession of the Premises shall be timely repaired by Landlord in a good and workmanlike fashion, at Landlord's sole cost and expense. Tenant's occupancy of the Premises shall constitute conclusive evidence that the Premises have been substantially completed and the date of Substantial Completion shall be deemed the Commencement Date; and Base Rent shall begin to accrue. Landlord shall have no liability to Tenant, nor shall Tenant's obligations and covenants under this Lease be reduced or abated by reason of inconvenience, annoyance, interruption or injury to business arising from the performance of Punch List work, unless such interruption, inconvenience, annoyance or injury is unreasonable.

     F. TENANT WORK. If requested, Landlord shall make the Premises available to Tenant prior to the Scheduled Completion Date for the purpose of commencing the installation of communications cabling and computers while the Tenant Improvements are being constructed; provided, however, the use of the Premises for such work shall not create a landlord-tenant relationship between the parties nor constitute occupancy of the Premises. Tenant shall not interfere with nor delay Landlord's work in the Premises and any right of entry or occupancy by Tenant prior to the Completion Date shall be subject to Landlord's right of non-interference ('Landlord's Right of Non-Interference"). Any delays of Landlord's Work as a result of an act or omission of Tenant shall constitute a Tenant Delay (hereinafter defined). Except for Landlord's negligence or misconduct, Landlord shall have no responsibility or liability for any loss or damage to any of Tenant's personal improvements, fixtures, equipment or merchandise installed or left in the Premises prior to the Completion Date, and Tenant shall defend, indemnify and hold harmless Landlord from any and all loss related to Tenant's early entry onto the Premises. Notwithstanding the above, in the event Tenant, with the consent of Landlord, shall enter into occupancy of the Premises to do business in the Premises prior to the Commencement Date, this Lease shall be deemed to have commenced as of that date.

     G. DELAY OF POSSESSION RELATED TO LANDLORD'S CONSTRUCTION. In the event Substantial Completion has not occurred by the Outside Completion Date for any reason other than delay in the installation of Tenant Improvements due to any change in or addition to the work called for by the Plans and Specifications ordered by Tenant or interference by Tenant which causes a delay in the completion ("Tenant Delays") or Force Majeure (hereafter defined), Tenant may elect to terminate this Lease, without prejudice to any other remedy. Notwithstanding any provision of this subparagraph to the contrary, Tenant Delays shall only be deemed to be that portion of the delays that were incremental and additional to any delays resulting from causes other than those for which Tenant is responsible. Landlord shall notify Tenant of events which constitute Tenant Delays (and shall provide backup documentation as reasonably requested by Tenant) at the time of their occurrence.

10.  COMMENCEMENT  DATE. The  "Commencement  Date" shall occur on the earlier of
     (i) the date Tenant occupies the Premises for business operations, or (ii) Substantial Completion, so that Tenant could occupy the Premises and conduct business operations.

11. BUILDING SERVICES. Tenant, as the sole occupant of the Premises, shall be responsible for all management and payment of costs to operate, maintain, repair (except for Landlord's obligations as set forth in this Lease) and replace items on the Premises (except those items which shall be replaced by Landlord in accordance with paragraph 12 below), at Tenant's sole cost and expense, including without limitation, janitorial services to the Building, landscaping, trash removal, general maintenance and cleaning of the parking lot (including lighting and restriping of the parking lot), replacement of light bulbs in the interior and exterior fighting fixtures, and other costs associated with the general operation and management of the Premises. Landlord shall provide electrical facilities to the Premises in accordance with express utility and HVAC specifications ("Utility Specifications") provided to Landlord by Tenant as part of the Plans and Specifications. Landlord will covenant, warrant and agree that upon the installation of the heating, ventilating and air conditioning system ("HVAC") the HVAC system shall comply with the Utility Specifications. Tenant shall be responsible for directly obtaining services from the supplying utility companies for electricity, water, sewer, telephone and any other utility requirements and directly making payments to the respective supplying companies. If any essential service to be provided is interrupted or curtailed for a period of 24 hours and is caused by Landlord or Landlord's Representatives or lies within Landlord's control pursuant to Landlord's repair obligations, in addition to other remedies available to Tenant, the Base Rent for the Premises shall completely abate from the end of such 24 hour period and continue until such services are fully restored. Landlord shall provide a minimum of 72 hours' prior written notice of any planned interruption of services in connection with the repair and maintenance of the Premises by Landlord. Copies of any significant written reports concerning the management or operation of the Premises internally generated by Tenant shall be provided to Landlord at least quarterly.

12. LANDLORD'S REPAIR AND MAINTENANCE RESPONSIBILITIES. Landlord shall, at Landlord's sole expense and without pass through to Tenant, keep the structure of the Premises in good repair and free from nuisance of any kind, including, but not limited to, repairing and maintaining or replacing the roof (including the roof membrane), foundation, basic structure, exterior walls (including painting, if applicable), and parking surface or garage area resurfacing, resealing, or structural work, as well as plumbing and electrical lines from the edge of the Property to the Building. Landlord shall not be responsible for any repair or maintenance necessitated by acts, omissions or negligence of the Tenant. Landlord shall be responsible for damage to doors and windows only to the extent caused by defects in the structure of the Building. Landlord shall be responsible, at Landlord's sole cost and expense, without pass through to Tenant, for repairing damage to the Premises caused by structural defects in the roof leading to leaks, bursting pipes on the exterior of the Building (but only if Landlord has been notified by Tenant of the need for repairs and has not timely made such repairs), and negligence or misconduct of Landlord or Landlord's representatives in consequence thereof, unless caused by Tenant or Tenant's representatives. Landlord shall perform all repairs promptly and in a good and workmanlike manner, and shall not unreasonably interfere with Tenant's conduct of its business or its use of or access to the Premises during such repairs. Landlord shall repair any and all damages caused by Landlord's repairs or maintenance of the Premises, at Landlord's cost, without pass-through to Tenant.

13. TENANT'S REPAIR AND MAINTENANCE RESPONSIBILITIES. Tenant shall maintain and repair, at its sole cost and expense, the Premises (subject only to Landlord's obligations as contained in Paragraph 12 above), including, without limitation, the plumbing and electrical systems (within the Building and not the lines feeding into the Building), HVAC and sprinklers. Tenant shall additionally maintain and repair, at Tenant's expense, the interior and exterior of the all doors and windows, except as provided in Paragraph 12 above. Tenant shall also repair, or cause to be repaired, any damage or injury done to the Premises or any part thereof by reason of the negligence or misconduct or omissions of Tenant or Tenant's Representatives. At the Expiration Date or earlier termination of this Lease, or any renewal period, Tenant shall deliver up the Premises with all Tenant Improvements located thereon (except as agreed in writing by and between Tenant and Landlord at the time of Landlord's consent to such alterations, and as otherwise provided herein) in good repair and condition, reasonable wear and tear, damage from fire or other casualty and repairs which are Landlord's obligations excepted. Unless otherwise agreed by Tenant and Landlord, all personal property, furniture, and trade fixtures installed by Tenant shall be removed by Tenant at the expiration of this Lease. Tenant shall deliver all keys to the Premises to Landlord. Tenant shall maintain the Premises in good repair and condition and shall
     (i) keep the Premises free from waste at all times (ii) keep the Premises neat and free from dirt, rubbish, and trash at all times. It is intended by the parties hereto, and covenanted by the Tenant, that the Premises shall be maintained as a first-class office building.

14. ALTERATIONS. Tenant shall have the right to make any alterations upon first obtaining the written consent of Landlord, which shall not be unreasonably withheld or delayed. Tenant shall provide complete plans and specifications to Landlord for its review, and Tenant shall reimburse Landlord for any and all reasonable costs, fees and expenses (including, without limitation, third party consulting fees) arising out of Landlord's review. Landlord shall, at the time of its consent to any such alteration, indicate in writing whether the alteration shall become Landlord's property upon expiration or earlier termination of the Lease, or shall be removed (without damage to the Premises) by Tenant. All furniture and movable trade fixtures installed by Tenant may be removed by Tenant at the expiration or earlier termination of this Lease in a good and workmanlike MANNER so as not to damage the Premises, and Tenant agrees to repair any damage caused to the Premises by such removal at its sole cost and expense. All alterations shall: (i) be at Tenant's sole risk and cost; (ii) shall comply with all applicable laws; and (iii) shall not increase Landlord's obligations or costs hereunder.

15. ENTRY BY LANDLORD. Subject to Paragraph 25, except in emergency situations, Landlord or Landlord's Representatives shall have the right to enter the Premises during normal business hours to (a) inspect, clean or make repairs, alterations or additions as may be necessary, or (b) show the Premises to prospective purchasers, lenders or, during the last 180 days of the Term or any renewal or extension term thereof, to prospective tenants; and Tenant shall not be entitled to any abatement or reduction of Rent by reason thereof, nor shall such be deemed to be an actual or constructive eviction.

16. LOCKED DOCUMENTATION ROOMS. Notwithstanding any other provision contained herein to the contrary, Tenant shall be permitted to designate certain portions of the Premises as safe or confidential areas, to be known as 'Locked Documentation Rooms", to which Landlord or Landlord's Representatives shall have no access unless accompanied by Tenant's authorized representatives, or except in an emergency. Landlord, when so accompanied, shall have the right to inspect any Locked Documentation Room during Tenant's normal business hours after giving Tenant reasonable prior notice. Landlord shall not receive copies of keys, pass cards or cipher lock combinations to any Locked Documentation Room.

17.  INSURANCE - REQUIREMENTS.

     A. TENANT. Tenant shall, at Tenant's sole expense, obtain and keep in force during the Term of this Lease (a) a policy of comprehensive general liability insurance, including personal injury liability, contractual liability, automobile liability, and completed operations liability (if applicable), insuring Tenant against any liability arising out of the use, occupancy or maintenance of the Premises and naming Landlord as an additional insured as its interests may appear. Such insurance shall have a combined single limit of not less than Two Million and no/100ths Dollars ($2,000,000.00) for bodily injury and property damage per occurrence, (b) "all risk" property insurance for the Premises, on a full replacement cost basis of the Premises, and
          (c) statutory worker's compensation and employer's liability coverage, with limits of not less than $250,000, or qualified self-insurance. The limit of any of such insurance shall not limit the liability of Tenant hereunder, subject to paragraph 53 of this Lease. If Tenant fails to procure and maintain such insurance Landlord may, but shall not be required to, procure and maintain the same (after a fifteen
          (15) day cure period is provided to Tenant), at Tenant's expense to be reimbursed by Tenant as additional rent within thirty (30) days of written demand. All insurance required to be obtained by Tenant hereunder shall be issued by companies duly qualified to do business in Texas. Tenant shall deliver to Landlord certificates of insurance showing Landlord as additional insured under general liability coverages and as loss payee under "all risk* insurance, as its interest may appear under the policies. No policy shall be cancelable, allowed to lapse and/or expire and/or be subject to reduction of coverage except upon thirty (30) days' prior written notice to Landlord. All such policies shall be written as primary policies (subject to subsection B hereunder) not contributing with and not in excess of coverage which Landlord may carry. The policy limits set forth herein shall be subject to periodic review, and Landlord reserves the right to require that Tenant increase the liability coverage limits if, in the reasonable opinion of Landlord, the coverage becomes inadequate and is less than commonly maintained by tenants making similar uses in the area of similar buildings. Tenant shall obtain any revised or increased coverage required by Landlord within thirty (30) days of any such notification from Landlord.

     B. LANDLORD. Landlord shall obtain and maintain for the term of this Lease, general liability insurance, including blanket contractual liability coverage, with limits of not less than 52,000,000.00 combined single limit for personal injury and property damage upon the Premises. Landlord shall deliver' upon written request, certificates evidencing such coverage. It is agreed and understood by Tenant that such policy of insurance maintained by Landlord shall be secondary to any and all polices required to be carried by Tenant hereunder, unless Landlord is liable (in accordance with this Lease or by law) for the loss or damage, in which case, Landlord's insurance shall be primary.

     C. LANDLORD'S CONTRACTORS. Landlord shall require any contractor performing work at the Premises on behalf of Landlord to maintain general liability insurance policies of no less than $500,000.00 for damage to property and personal injury. Copies of such certificates of insurance shall be provided to Tenant upon request, if same are reasonably available to Landlord.

     D. NOTICE OF LOSS. Tenant shall provide notice of loss, damage or casualty to Landlord within three (3) business days of the occurrence.

18.  WAIVER OF SUBROGATION.

          Tenant and Landlord hereby each release the other and its agents and employees from responsibility for and each waive their entire claim of recovery for (i) any loss or damage to the personal property of Tenant or Landlord located in the Building, including the Building itself, arising out of any of the perils which are (or could have been) covered by Tenant's property insurance policy, with extended coverage endorsements, or (ii) loss resulting from business interruption or loss of rental income, at the Premises. Landlord and Tenant shall each cause their insurance carrier(s) to consent to such waiver of all rights of subrogation against the other.

19.  FIRE OR OTHER CASUALTY.

          If the Building or Premises is damaged by fire or other perils covered by extended coverage insurance the following provisions shall apply:

     A. DESTRUCTION. In the event of total or partial destruction of the Building, Tenant shall make available to Landlord all proceeds (excluding Tenant's personal property proceeds) of any insurance policies covering the Premises that have been received by Tenant. Landlord shall promptly commence repair and restoration of the Building to the same condition it was in prior to the casualty, and prosecute the same diligently to completion, in which event this Lease shall remain in full force and effect. Landlord shall have no obligation to undertake reconstruction unless and until it receives assurances, reasonably satisfactory to Landlord, that the insurance proceeds will be made available to it (subject, however, to the one hundred eighty (180) day completion deadline contained in Section 19E herein). Tenant shall also pay to Landlord a sum of money equal to the deductible under the applicable policy, if for a covered event. Landlord shall have no obligation to expend any sums above and beyond the insurance proceeds (including the deductible payment). In the event of a casualty, Tenant shall reasonably cooperate with Landlord in all matters relating to the casualty.

     B. RENT ABATEMENT. In the event that such destruction renders the Premises unsuitable for Tenant's use for a period of fifteen (15) or more days, the amount of Base Rent shall abate proportionately thereafter for so long as the Premises or a portion thereof are unsuitable. Tenant shall not be entitled to any compensation or damages for loss of use of the whole or any part of said Premises and/or any inconvenience or annoyance occasioned by such damage, repair or restoration.

     C. END OF TERM. Notwithstanding anything to the contrary contained in this Paragraph 19, either Tenant or Landlord may elect to terminate this Lease in the event of any damage to the Building or the Premises occurring during the last (12) months of the Term of the Lease or the last twelve (12) months of any extension thereof: and Landlord shall not have any obligation to repair or restore the Premises in the event Tenant or Landlord elects to terminate in accordance with this subparagraph, during the last twelve ( 12) months of the Term of this Lease or the last twelve (12) months of any extension hereof. In the event Tenant or Landlord elects to terminate in accordance with this subparagraph, all proceeds of any insurance policies covering the Premises shall be paid to Landlord, and Tenant shall have no claim thereto, except as to Tenant's personal property.

     D. UNINSURED Loss. Tenant shall be liable to Landlord for any and all casualty, loss or damage to the Premises that is not covered by insurance carried by Tenant when such insurance is required to be carried by this Lease.

     E. RECONSTRUCTION AND REPAIR. If reconstruction or repair to the Premises after a loss is substantial (in the reasonable judgment of Landlord), or cannot be repaired or reconstructed within one hundred and eighty
          (180) days (subject to Force Majeure and Tenant Delays) from the date of the loss, Landlord shall notify Tenant within thirty (30) days from the date of loss, and Tenant shall have the right to terminate this Lease. If reconstruction or repair is not deemed to be substantial by Landlord, and does not unreasonably interfere with Tenant's use and occupancy of the Premises, all such repairs or reconstruction shall be completed within one hundred and twenty (120) days (subject to Force Majeure and Tenant Delays) from the date of loss. If reconstruction or repair is not completed within said one hundred and twenty (120) day period (for insubstantial casualty), or one hundred eighty (180) day period (for substantial casualty), Tenant shall have the option to terminate this Lease.

20. INDEMNIFICATION. Tenant shall defend, indemnify and hold harmless Landlord, its agents, employees, officers, directors, partners and shareholders from and against any and all liabilities, judgments, demands, causes of action, claims, losses, damages, costs and expenses, including reasonable attorneys' fees and costs, arising out of the use, occupancy, conduct, operation, or management of the Premises or the Building by, or the willful misconduct or negligence of, Tenant, its officers, contractors, licensees, agents, servants, employees, guests, invitees, or visitors in or about the Building or Premises or arising from any breach or default under this Lease by Tenant, or arising from any accident, injury, or damage, howsoever and by whomsoever caused, to any person or property, occurring in or about the Building or Premises. This indemnification shall survive the expiration or earlier termination of this Lease, and shall inure to the benefit of Landlord and Landlord's successors and assigns. This provision shall not be construed to make Tenant responsible for and Landlord hereby agrees to defend, indemnify and hold Tenant harmless for loss, damage, liability or expense resulting from injuries to Tenant, Tenant's representatives or third parties caused by the negligence or willful misconduct of Landlord, or its officers, contractors, licensees, agents, employees, or invitees, or arising as a result of Landlord's fee simple interest in the Premises or Landlord's obligations under this Lease. Additionally, the above-described indemnity of Tenant shall not apply to damages caused as a direct result of a breach of Landlord's obligations under this Lease.

21. CONDEMNATION. If twenty percent (20%) or more of the Premises are taken by eminent domain or sale under threat of condemnation by eminent domain, this Lease shall automatically terminate as of the date title vests in the condemning authority, and all Base Rent and other payments shall be paid to that date. Landlord reserves all rights to damages to the Premises for any partial or entire taking by eminent domain, and Tenant hereby assigns to Landlord any right Tenant may have to such damages or award (subject to the following sentence), and Tenant shall make no claim against Landlord or the condemning authority for damages for termination of the leasehold interest or interference with Tenant's business. Tenant shall have the right to claim and recover from the condemning authority compensation for any loss which Tenant may incur for Tenant's moving expenses, business interruption or taking of Tenant's personal property (not including Tenant's leasehold interest) ("Tenant's Share"). In the event of a lump sum payment to Landlord from the condemning authority, Landlord shall pay Tenant's Share directly to Tenant, if applicable. If less than twenty percent (20%) of the Premises, or such other portions of the Building, are taken by eminent domain or sale under threat of condemnation by eminent domain, this Lease shall continue in full force and effect unless Landlord, within thirty (30) days following the date title vests in the condemning authority, elects, at its option, to terminate this Lease, which termination shall be effective as of the date of notification from Landlord to Tenant, and if Landlord does not terminate, Base Rent shall be reduced proportionately on a per square foot basis. If Tenant reasonably determines that the portion of the Premises (if less than 20%) taken by condemnation renders the Premises unsuitable for Tenant's use, Tenant may, within thirty (30) days following the date title vests in the condemning authority, elect to terminate the Lease by providing written notice of its election to Landlord.

22.  ASSIGNMENT AND SUBLETTING.

     A. AFFILIATED ENTITY. Tenant may, without obtaining the consent of Landlord, assign, sublet or transfer this Lease or any interest therein, to any parent, subsidiary or affiliated corporation of` Tenant; provided, however, that in the event of such assignment, subletting or transfer, Tenant shall remain liable for its obligations under this Lease. Tenant shall provide a notice of any such assignment to Landlord within thirty (30) days after to the effective date of the assignment, sublease or transfer. An "affiliated corporation" shall mean any corporation which, directly or indirectly, controls or is controlled by, or is under common control with, Tenant. For this purpose, "control" shall mean the possession, directly or indirectly, of the power to direct or cause the direction or the management and policies of such corporation, whether through the ownership of voting securities, or by contract or otherwise. For purposes of this Agreement, the following transactions relating to Tenant shall not be deemed an assignment of this Lease and shall not give rise to any requirement of approval or consent by any party to this Lease, nor result in any right to terminate or alter this Lease: any merger (including, without limitation a reincorporation merger), consolidation, reorganization, stock exchange, sale of stock or substantially all of the assets or other similar or related transaction in which Tenant is the surviving entity or, if Tenant is not the surviving entity, the surviving entity continues to conduct the business conducted by Tenant prior to consummation of the transaction.

     B. UNAFFILIATED ENTITY. Tenant shall not, without Landlord's prior written consent, which consent shall not be withheld unreasonably or delayed, sublet, assign or transfer this Lease to any nonaffiliated corporation or person. It shall not be unreasonable for Landlord to withhold consent if it reasonably determines that the character or identity of the proposed transferee is unsuitable for the Premises, or if the transferee lacks the financial ability to fulfill its obligations hereunder. In the event Landlord's consent is granted to any proposed sublease, assignment or other transfer to any such nonaffiliated corporation or person, Tenant shall remain liable under this Lease until the Expiration Date or earlier termination of this Lease. In the event of a sublease, which is approved by Landlord, Landlord will not be obligated to obtain a non-disturbance agreement with any Mortgagee (hereafter defined) of Landlord nor shall Landlord be required to grant subtenant a non-disturbance agreement.

23.  DEFAULT AND REMEDIES.

     A. TENANT'S DEFAULT. A default under this Lease by Tenant shall exist if any of the following occurs:

       (i) If Tenant fails to pay Base Rent or any other sum required to be paid hereunder when due and fails to cure said failure within ten
              (10) days from receipt of verbal or written notice from Landlord or is late three (3) or more times during any consecutive twelve
              (12) month period; or

       (ii) If Tenant fails to perform any term, covenant or condition of this Lease except those requiring the payment of money, and Tenant fails to cure such breach within thirty (30) days after written notice from Landlord where such breach could reasonably be cured within such thirty (30) day period, provided, however, that where such failure could not reasonably be cured within the thirty (30) day period, that Tenant shall not be in default if it commences such performance within the thirty (30) day period and diligently and continuously thereafter prosecutes the same to completion (but in no event longer than one hundred twenty (120) days subject to Force Majeure or unless out of the reasonable control of Tenant), or if Tenant shall fail to perform or observe any of the provisions required to be performed or observed by Tenant under any other agreement relating to the Premises, subject to the above cure periods; or

       (iii) If, to the extent permitted by applicable law, Tenant shall file or there shall be filed against Tenant, in any court pursuant to any statute either of the United States or any state, a petition or declaration of insolvency or for the reorganization of or for the appointment of a receiver, trustee or liquidator for all or any portion of the assets of Tenant, and, within thirty (30) days thereafter, Tenant fails to secure a discharge thereof, or if the Tenant makes an assignment for the benefit of creditors, or if Tenant is insolvent.

     B. REMEDIES. Upon a default as set forth in Subparagraph A above, Landlord shall have the following remedies, in addition to all other rights and remedies provided by law, equity or otherwise provided in this Lease, to which Landlord may resort cumulatively or in the alternative:

       (i) Landlord may continue this Lease in full force and effect, and this Lease shall continue in full force and effect as long as Landlord does not terminate this Lease, and Landlord shall have the right to collect Base Rent and other charges when due.

       (ii) Landlord may terminate Tenant's right to possession of the Premises at any time by giving written notice to that effect, and relet, the Premises or any part thereof. On the giving of the notice, all of Tenant's rights in the Premises shall terminate. Upon such termination, Tenant shall surrender and vacate the Premises in good condition, and Landlord may re-enter and take possession of the Premises in accordance with applicable law. Any termination under this Paragraph 23 shall not release Tenant from the payment of any sum then due Landlord or from any claim for damages or Base Rent or other sum previously accrued or then accruing against Tenant. Upon such termination Tenant shall be liable immediately to Landlord for all costs Landlord incurs in reletting the Premises or any part thereof, including, without limitation, broker's commissions, expenses of cleaning and reasonable costs and expenses for redecorating the Premises required by the reletting, reasonable attorneys' fees actually incurred and like costs. Reletting may be for a period shorter or longer than the remaining term of this Lease. No act by Landlord other than giving express written notice of termination to Tenant shall terminate this Lease. Acts of maintenance, efforts to relet the Premises or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession. On termination, Landlord has the right, at Tenant's cost and without liability for the loss thereof or damage thereto, if Tenant has left any personal property on the Premises, to remove all Tenant's personal property, which shall be deemed to have been abandoned by Tenant, and either store same or otherwise dispose of same in Landlord's sole and absolute discretion. Landlord and Tenant hereby acknowledge that in the event of such a termination, actual damages to Landlord may be difficult to ascertain and, accordingly, hereby agree that in such event, the net present value of the Base Rent due from the date of such termination to the Expiration Date, discounted at five percent (5%) per annum, less the fair rental value of the Premises as reasonably determined by Landlord, which determination shall be deemed conclusive, from the date of such termination until the Expiration Date, discounted at five percent (5%) per annum, shall thereupon be immediately due and payable to Landlord to compensate Landlord for Tenant's default and such termination. Tenant waives redemption or relief from forfeiture under any other present or future law, in the event Tenant is evicted or Landlord takes possession of the Premises by reason of any default of Tenant hereunder.

       (iii) Landlord's rights pursuant to this Paragraph 23, including without limitation, Landlord's rights to collect Base Rent and other charges due under this Lease, shall survive any termination of the Lease, whether such termination is effected pursuant to this

              Paragraph 23 or otherwise. Notwithstanding anything to the contrary contained herein, Landlord and Tenant hereby agree that Landlord shall use commercially reasonable efforts to mitigate or attempt to offset any damages which are or may be suffered by Landlord as a result of any default of Tenant under the Lease. Any payment by Tenant of a sum of money less than the entire amount due Landlord at the time of such payment shall be applied to the obligations of Tenant then furthest in arrears. No endorsement or statement on any check or accompanying any payment shall be deemed an accord and satisfaction and any payment accepted by Landlord shall be without prejudice to Landlord's right to obtain the balance due or pursue any other remedy available to Landlord both in law and in equity.

     C. LANDLORD'S DEFAULT. If Landlord shall default under any covenant of this Lease, and such default is not cured by Landlord within thirty
          (30) days after delivery of written notice of default to Landlord (subject to Force Majeure and Tenant Delays), Tenant shall have available to it all remedies at law and equity. If the default cannot reasonably be cured within the thirty (30) day period, Landlord shall not be in default if it commences such performance within the thirty
          (30) day period and diligently and continuously thereafter prosecutes the same to completion.

24. LANDLORD WAIVERS. Landlord hereby waives, releases and relinquishes any and all claims, rights, interests, liens upon and rights of distraint, levy, attachment or recourse (whether arising by virtue of statute, common law or otherwise) to equipment or trade fixtures which Tenant may lease, and equipment, trade fixtures and other personal property owned by Tenant (the "Owned Property"). Owned Property shall include, without limitation, specialized equipment unique to the nature of Tenant's business, including, without limitation, computer software, computer tapes, computer program tapes, computer program disks, computer program documentation and manuals, computer program codes, customer lists or other such inventory or proprietary information which may belong to Tenant or be in the possession of Tenant, which is located upon the Premises during the Term, or any renewal or extension thereof. The foregoing waiver, release and relinquishment is self-operative and does not require the necessity for any further instrument or document. Notwithstanding the foregoing, Landlord hereby agrees to furnish, upon written request, waivers of Landlord's rights and liens as described herein and shall exempt the same from distraint, levy, attachment or recourse.

25. TENANT'S SECURITY REQUIREMENTS. "Tenant's Security Requirements" shall mean that Tenant requires advance notification of Landlord's intent to enter the Premises to show the Premises, or conduct inspections or repairs (except in emergency situations) at which time Landlord's employees shall be prepared to provide proper identification. Non-Landlord employees, including, but not limited to, potential buyers, mortgagees, invitees, guests or potential tenants, shall be accompanied by an employee of Tenant at all times while within the Premises. If Landlord intends to show the Premises to prospective tenants, Landlord shall additionally provide Tenant the name of the proposed tenant, and, if the prospective tenant is determined to be a competitor of Tenant, Tenant shall, at Tenant's option, have at least 72 hours to make any arrangements to further secure the Premises prior to such prospective tenant touring the Premises.

26. SUBORDINATION AND ATTORNMENT. This Lease and Tenant's rights in and to the Premises and the Building, pursuant to the terms of this Lease, are and shall be subject and subordinate to the lien of any mortgage, deed of trust, security deed, ground lease or underlying lease now or hereafter in force against the Premises or the Building. Upon request of Landlord, Tenant will, in writing, confirm the subordination of its rights hereunder to the lien of any mortgage, deed of trust, security deed, ground lease or underlying lease now or hereafter in force against the Premises or the Building, and to all advances made or hereafter to be made upon the security thereof. Tenant shall execute and return to Landlord any such subordination documents within ten (10) business days of Landlord's written request. In the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale (or deed in lieu of foreclosure) under any mortgage, security deed or deed of trust made by the Landlord covering the Premises, Tenant shall attorn to the purchaser at any such foreclosure, or to the grantee of a deed in lieu of foreclosure, and recognize such purchaser or grantee as the Landlord under this Lease as long as such purchaser or grantee agrees to recognize Tenant and Tenant's rights under this Lease and agrees not to disturb Tenant so long as Tenant is not in default hereunder, and assumes all rights and obligations of Landlord under this Lease.

27. ESTOPPEL CERTIFICATE. Upon written request, Tenant shall execute and deliver to Landlord (within twenty (20) days from the delivery of the request) and/or any mortgagee or assignee of Landlord an estoppel certificate substantially in the form attached hereto as Exhibit "E". Failure to timely deliver the estoppel certificate shall constitute a default hereunder.

28. SURRENDER OF POSSESSION. Upon expiration of the Term of this Lease or as otherwise provided hereunder, Tenant shall promptly and peacefully surrender the Premises to Landlord in as good condition as when received by Tenant from Landlord or as thereafter improved, reasonable use and wear and tear and damage by storm, fire, lightning, earthquake or other casualty and repairs required to be performed by Landlord excepted, all to the reasonable satisfaction of Landlord. If the Premises are not surrendered in accordance with the terms of this Lease, Tenant shall (subject to paragraph 53 contained herein) indemnify Landlord and its agents, employees, independent contractors, officers, directors, partners, and shareholders against any loss or liability including reasonable attorneys' fees and costs, and including liability to succeeding tenants, resulting from delay by Tenant in so surrendering the Premises. This indemnification shall survive the expiration or earlier termination of this Lease.

29. NON-WAIVER. Waiver by Landlord or Tenant of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant, or condition(s); or any subsequent breach of the same or any other term, covenant or condition of this Lease, other than the failure of either party to pay any financial obligations regardless of Landlord's or Tenant's knowledge of such preceding breach at the time of acceptance of such monies. No provision of this Lease shall be deemed to have been waived or modified by Landlord or Tenant unless such waiver or modification shall be in writing and signed by the party against whom such waiver or modification is sought to be enforced.

30. BUILDING COMPLIANCE. After the Commencement Date, and except as otherwise specified herein with regard to repairs and alterations, Tenant will be solely responsible for the compliance of the Premises with all applicable federal, state and local law with respect to Tenant's use and occupancy of the Premises, including, without limitation, any structural changes to the Building mandated by federal, state or local law, if such structural changes are necessitated by Tenant's use and occupancy of the Premises.

31.  HAZARDOUS MATERIALS.

     A. DEFINITION. As used herein, the term "Hazardous Material(s)" shall mean any substance or material which has been determined by any state, federal or local governmental authority to be capable of posing a risk of injury to health, safety or property, including, without limitation, all of those materials and substances designated as hazardous or toxic by the city in which the Premises are located, the U.S. Environmental Protection Agency (the "EPA"), or any federal agencies that have overlapping jurisdiction with such state agencies, or any other governmental agency now or hereafter authorized to regulate materials and substances in the environment.

     B. TENANT'S COVENANT. Tenant hereby covenants not to cause or permit any Hazardous Material to be placed, held, located or disposed of in, on or at the Premises or any part thereof and hereby covenants that neither the Premises nor any part thereof shall ever be used as a dump site or storage site (whether permanent or temporary) for any Hazardous Material during the Term of this Lease (including any extensions of the Term). Tenant hereby agrees to indemnify and defend Landlord and hold Landlord harmless from and against any and all losses, liabilities, including strict liability, damages, injuries, expenses, including reasonable attorneys' fees, costs of any settlement or judgment and claims of any and every kind whatsoever paid, incurred or suffered by, or asserted against, Landlord by any person or entity or governmental agency for, with respect to, or as a direct or indirect result of, the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, discharging or release from, the Premises of any Hazardous Material (including, without limitation, any losses, liabilities, including strict liability, damages, injuries, expenses, including reasonable attorneys' fees, costs of any settlement or judgment or claims asserted or arising under the Comprehensive Environmental Response, Compensation and Liability Act, any so-called federal, state or local "Superfund" or "Superlien" laws, statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to or imposing liability, including strict liability, substances or standards of conduct concerning any Hazardous Material), provided, however, that the foregoing indemnity is limited to matters arising solely from Tenant's violation of the covenant contained in the first sentence of this Paragraph 31.B. Tenant hereby agrees fully to cooperate with Landlord and provide such documents, affidavits and information as may be requested by Landlord (i) to comply with any environmental law,
          (ii) to comply with the request of any lender, purchaser or tenant, and/or (iii) for any other reason deemed necessary by Landlord in its sole discretion. Landlord shall have the right but not the obligation (after having given notice and a reasonable opportunity to cure to the Tenant), and without limitation of Landlord's rights under this Lease, to enter onto the Premises or to take such other actions as it deems necessary or advisable to cleanup, remove, resolve or minimize the impact of, or otherwise deal with, any Hazardous Material following receipt of any notice from any person or entity (including without limitation the EPA) asserting the existence of any Hazardous Material in, on or at the Premises or any pan thereof which, if true, could result in an order, suit or other action against Tenant or Landlord or both. All reasonable costs and expenses incurred by Landlord in the exercise of any such rights, which costs and expenses result from Tenant's violation of the covenant contained in the first sentence of this Subparagraph B, shall be deemed additional rent under this Lease and shall be payable by Tenant upon Landlord's demand therefor. The provisions of this Paragraph 31 shall survive the cancellation, termination or expiration of this Lease.

     C. LANDLORD'S COVENANT. Landlord agrees that prior to and during the Term of this Lease it shall not introduce Hazardous Materials onto the Property or any portion thereof, and shall indemnify and hold harmless Tenant from and against any and all losses, liabilities, including strict liability, damages, injuries, expenses, including reasonable legal fees, costs of any settlement or judgment and claims of any and every kind whatsoever paid, incurred or suffered by, or asserted against Tenant as a direct or indirect result of the introduction of Hazardous Materials onto the Property by Landlord.

32. TRANSFER OF PROPERTY BY LANDLORD. If Landlord should convey, transfer, assign or grant any or all rights of Landlord in and to the Premises, to any transferee, assignee or grantee, such conveyance, transfer or assignment document shall provide that such transferee, assignee, or grantee shall succeed to and assume the rights and obligations of Landlord under this Lease during the remaining Term, including any renewal or extension thereof.

33. CIPHER LOCKS AND SECURITY SYSTEM. Tenant shall be permitted to install, or use in substitution, combination or cipher locks on interior and/or exterior Premises doors. Tenant shall also be permitted to install electronic security systems, including, but not limited to, pass card door lock systems and camera surveillance systems, subject to compliance with the Law. Landlord shall be provided with means of access to the Premises, subject, however, to the provisions of Paragraph 25. All such equipment and devices shall remain the personal property of Tenant and may be removed by Tenant at the expiration or other termination of this Lease, and Tenant shall repair any damage caused by such installation, maintenance and removal.

34. CONFIDENTIALITY/MEDIA RELEASES. All information communicated to Landlord shall be held by Landlord in strict confidence, shall be used only for purposes of this Lease, and no such information shall be disclosed by Landlord, its agents or employees without the express prior written consent of Tenant, except as by reason of legal, accounting or regulatory requirements beyond the reasonable control of Landlord. Nothing contained herein shall prohibit Landlord from issuing its standard media release concerning the execution of Lease and the construction of the Premises, a copy of which will be submitted to Tenant within thirty (30) days of the execution of this Lease. Tenant or Tenant's representatives shall have the right to review and approve any such press release as to statements made about Tenant only, which such approval shall not be unreasonably withheld or delayed. The press release shall be deemed approved if Tenant has not expressed its reasonable objections to the press release in writing to Landlord within seven (7) business days from its delivery to Tenant.

35. COMMUNICATIONS EQUIPMENT. Tenant may install and operate (without voiding or violating any roof warranty in place), at Tenant's sole cost and expense, communications equipment on the Premises, including the roof of the Building; provided, however, that such installations shall comply with the Law, as to roof installations, Landlord shall approve the location and size of such installation. Tenant agrees to repair any damage arising out of the installation, operation or removal of such communications equipment.

36. LANDLORD REPRESENTATIONS AND WARRANTIES. Landlord warrants and represents to Tenant the following matters as of the date of this Lease, which such matters shall also be true as of the Commencement Date:

     A. There is no pending and to the best of Landlord's knowledge, there is no threatened condemnation or similar proceeding affecting the Property or any portion thereof, nor has Landlord knowledge that any such action is presently contemplated.

     B. There are no parties in possession of any portion of the Property as lessees, tenants at sufferance or trespassers.

     C. The Property is zoned under a zoning classification which permits the use of the Premises as contemplated under this Lease.

     D. There are no restrictive covenants affecting any portion of the Property which will be violated by the Building or other improvements or by Tenant's proposed use of the portions of the Property affected by the restrictions.

     E. There are no judgments of any court against Landlord which in any way may presently constitute a lien or at some future time be perfected into a lien upon any portion of the Property which would materially impair Tenant's occupancy of the Premises, and there is no litigation or proceeding pending or to the best of Landlord's knowledge, threatened against or relating to any portion of the Property which arises out of the conduct of Landlord upon the Property.

     F. There are no unpaid bills for labor or materials furnished to the Property or any portion thereof at the instance of Landlord which would materially impair Tenant's occupancy of the Premises.

     G. To the best of Landlord's current, actual knowledge, no Hazardous Materials are present on or under the Property. Landlord shall deliver to Tenant copies of any and all environmental reports affecting the Property in its possession.

     H. The Premises complies and at substantial completion will comply with all applicable federal, state and local laws.

"Current, actual knowledge" shall mean the conscious awareness of facts or other information of Landlord's Representatives.

37. DISADVANTAGED OR WOMEN-OWNED BUSINESSES. Tenant, in cooperating with governmental requirements to ensure opportunities for disadvantaged and women-owned businesses, requests that Landlord use its commercially reasonable efforts to include, as part of Landlord's bidding process in connection with the construction, repair or maintenance of the Premises, bidders who qualify as disadvantaged or women-owned businesses. Pursuant to applicable law, bidders who qualify as disadvantaged or women-owned businesses must be able to certify as to their qualification. Additionally, if chosen, such bidder must continually be able to certify such status throughout the term of any agreement and Tenant and Landlord shall be entitled to rely upon such certification. As used in this request, disadvantaged and women-owned businesses are defined by applicable United States or local governmental regulations. Landlord shall not be deemed to be in default under this Lease for failure to comply with this Paragraph 37, provided, however, Tenant shall not be considered to have granted consent or approval for such failure if, in fact, Landlord is required to perform in accordance with the Law.

38. FORCE MAJEURE. A party to this Lease shall be excused from the performance of its duties and obligations under this Lease, except obligations for the payment of money, for the period of delay, caused by labor disputes, governmental regulations, riots, war, insurrection, acts of God or other causes beyond the control of the parry whose performance is being excused (but such causes shall not include insufficiency of funds).

39. BROKERS. Tenant and Landlord acknowledge that Jones Lang Wooton USA is the sole real estate broker responsible for bringing about or negotiating this Lease and is the sole broker with whom either has dealt with regard to this Lease. Landlord shall pay a commission to said broker in accordance with a separate agreement. Tenant and Landlord agree to defend, indemnify and hold harmless the other from any expense or liability arising out of a claim for compensation by any other broker.

40. SIGNAGE. Tenant shall have the right to install and maintain a sign on the Building and the Premises; provided, however, that all such installations shall be in compliance with applicable statutes, regulations and ordinances, shall be placed in such a location and shall be of such size as shall be reasonably approved by Landlord. Tenant agrees to repair any damage caused by the installation, maintenance or removal of such sign.

41. HOLDING OVER. Should Tenant holdover in the Premises or any part thereof, such holding over shall constitute a month to month tenancy at a rental equal to 150% of the Base Rent payable for the last month of the Term, or then current renewal or extension term. Tenant shall be subject to all other terms and conditions of this Lease.

42. ATTORNEYS' FEES. In case it should be necessary for Landlord or Tenant to bring any action under this Lease, the nonprevailing party agrees to pay reasonable attorneys' fees, including, without limitation, legal assistant or paralegal fees, secretarial overtime, special mailing and courier services, telecopies/faxes, filing fees, and reasonable travel expenses (including, without limitation, airfare, hotel accommodations, on-the-ground transportation, meals) incurred by the prevailing party.

43. QUIET ENJOYMENT. For so long as Tenant is not in default hereunder, Tenant shall peaceably and quietly hold and enjoy the Premises for the Term, and any renewals and extensions thereof, without hindrance from Landlord or anyone claiming by, through or under Landlord.

44. NOTICES. Any notice required to be delivered shall be deemed to be delivered when actually received or date attempted to deliver and refused, after (i) being sent by a recognized, bonded, national, overnight courier service; (ii) deposited in the United States mail, postage prepaid, certified mail, return receipt requested; or (iii) sent by telecommunication ("Fax") during normal business hours in which case it shall be deemed delivered on the day sent, provided an original is received by the addressee after being sent by a nationally recognized overnight courier within one (1) business day of the Fax, addressed to Landlord or Tenant at their addresses specified herein, respectively, or at such other address as specified by written notice by either parry.

45. ENTIRE AGREEMENT. This Lease represents the entire agreement and understanding between Landlord and Tenant, and there are no representations, understandings, stipulations, agreements or promises not incorporated in writing herein.

46. AMENDMENTS. No amendments or modifications shall be effective unless such agreement is in writing and signed by Tenant and Landlord, nor shall any custom, practice or course of dealing between the parties be construed to waive the right to require specific performance by the other party in compliance with this Lease.

47. LEGAL INTERPRETATION. This Lease shall be governed by, and construed in accordance with, the laws of the State of Texas. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws, then it is the intention of the parties that the remainder of this Lease shall not be affected, and that, in lieu of each affected clause or provision, there be added a clause or provision as similar as may be possible to the affected clause or provision which is legal, valid and enforceable. Words of any gender shall be construed to include any other gender, and words in the singular number shall be construed to include the plural, unless the context otherwise requires. The headings of the paragraphs have been inserted for convenience only and are not to be considered in any way in the construction or interpretation of this Lease. Except as otherwise herein expressly provided, the terms of this Lease shall apply to, inure to the benefit of, and be binding upon, the parties and their respective assigns, successors and legal representatives. Any suit or venue for any cause of action arising from or relating to this Lease shall be brought in Collin County, Texas.

48. OPTION TO RENEW. Provided Tenant is not in default of any of the terms hereunder, upon 180 days' prior written notice, Tenant shall have the sole option to extend and renew the Term for up to two (2) additional periods of five (5) years each, upon the same terms and conditions as in this Lease, except Base Rent shall be at the fair market rate to be mutually agreed by both parties but in no event lower than the Base Rent for the last month of the Term prior to the extension. Fair market rate shall mean rental rates for premises of similar size and quality as the Premises located in the vicinity of the Premises. If Landlord and Tenant are unable to agree on the fair market rate, (unless either party elects not to proceed) each shall appoint (and pay the fees and expenses of) an MAI qualified appraiser with at least ten (10) years experience in similar properties, who shall promptly meet and set the fair market rate. If they are unable to set the fair market rate, the appraisers shall select a third MAI qualified appraiser (with at least ten (10) years relevant experience) whose fees and expenses shall be paid for on an equal basis by Landlord and Tenant and the third appraiser shall select either one or the other fair market rate as set by the first two appraisers and that rate shall be deemed the fair market rate. After the fair market rate has thus been set, either Landlord or Tenant may elect not to proceed with renewal of the Lease, and thus allow the Term to expire. In order for the renewal term and the Base Rent to be effective, an amendment to Lease shall be executed and delivered by and between Landlord and Tenant.

49. AUTHORITY TO ENTER INTO LEASE. Each individual executing this Lease on behalf of the Tenant or Landlord represents and warrants that he/she is duly authorized to execute and deliver this Lease on behalf of the Tenant or Landlord, in accordance with a duly adopted resolution of the board of directors of said corporation or the managing partner of the limited partnership or in accordance with the bylaws of said corporation or partnership agreement, and that this Lease is binding on the corporation and/or limited partnership in accordance with its terms.

50. PARTIES BOUND. The preparation and submission of a draft of this Lease by either party to the other parry shall not constitute an offer, nor shall either party be bound to any terms of this Lease or the entirety of this Lease, until both parties have fully executed a final document and an original signature document has been received by both parties. Until such time as described in the previous sentence, either parry is free to terminate negotiations without any obligation to the other party.

51. TRANSFER OF LANDLORD'S INTEREST. In the event of any transfer(s) of Landlord's interest in the Premises, other than a transfer for security purposes only, the transferor shall be automatically relieved of any and all obligations and liabilities on the part of Landlord accruing from and after the date of such transfer, and Tenant agrees to attorn to the transferee so long as transferee assumes all of Landlord's obligations under this lease.

52. RIGHT TO PERFORM. If Tenant shall fail to pay any sum of money, required to be paid by it hereunder, or if Tenant shall fail to perform any other act on its part to be performed hereunder which such failure shall continue beyond the applicable cure periods, then, in addition to an event of default, Landlord may, but shall not be obligated so to do, and without waiving or releasing Tenant from any obligations of Tenant, make any such payment or perform any such other act on Tenant's part to be made or performed as provided in this Lease. Notwithstanding the foregoing, in the event of an emergency, if Tenant shall fail to pay any sum of money, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder, Landlord may, but shall not be obligated so to do, and without waiving or releasing Tenant from any obligations of Tenant, immediately make any such payment or perform any such other act on Tenant's part to be made or performed as provided in this Lease. Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of the nonpayment of sums due under this Paragraph is in the case of default by Tenant in the payment of Base Rent. All sums paid by Landlord and all penalties, interest and costs in connection therewith, shall be due and payable by Tenant as additional rent on the next day after such payment by Landlord, together with interest thereon at the maximum rate of interest permitted by law from such date to the date of payment.

53. LIMITATION ON LIABILITY. Neither Landlord nor Tenant shall be liable for any consequential, speculative, indirect or punitive damages of any parry, including third parties, arising out of a breach of any covenant of this Lease, unless expressly stated elsewhere in this Lease.

54.  GENERAL PROVISIONS.

     A. MARGINAL HEADINGS, ETC. The marginal headings, Table of Contents, and titles to the paragraphs and subparagraphs of this Lease are not a part of the Lease and shall have no effect upon the construction or interpretation of any part hereof.

     B. RECORDATION. Neither Landlord nor Tenant shall record this Lease, but a short-form memorandum hereof may be recorded at the request of Landlord.

     C. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, whenever possible, be cumulative with all other remedies at law or in equity, except as set forth to the contrary herein.

     D. TIME IS OF THE ESSENCE. Time is of the essence of this Lease. Unless specifically provided otherwise, all references to terms of days or months shall be construed as references to calendar days or calendar months, respectively.

     E. EXECUTION. This Lease may be executed in any number of counterparts, each of which shall be deemed an original and any of which shall be deemed to be complete in itself and may be introduced into evidence or used for any purpose without the production of the other counterparts.

     F. NO JOINT VENTURE. This Lease does not and shall not be construed to create a partnership, joint venture or any other relationship other than that of landlord and tenant.

         WITNESS THE SIGNATURES of the parties hereto this day and year aforesaid.


LANDLORD:                               TENANT:

KREG-SW, L.P.,                          ELECTRONIC DATA SYSTEMS CORPORATION
a California limited partnership


                                        By: /s/ John M. Yeaman
                                            -------------------------------
By: KREG Operating Company,                 John M. Yeaman
    a Delaware corporation                  Director of Real Estate
    Its General Partner


By:    /s/ Steven W. Vaughn
       ---------------------------
Name:  Steven W. Vaughn
       ---------------------------
Title: President
       ---------------------------

                            FIRST AMENDMENT TO LEASE

     Reference is made to that certain Lease Agreement (the "Lease"), dated October 29, 1996, by and between KREG-SW, L.P.. a California limited partnership ("Landlord") and ELECTRONIC DATA SYSTEMS CORPORATION, a Delaware corporation ("Tenant"). This First Amendment shall be incorporated into, and made a part of, the Lease and may be hereinafter referred to collectively as the "Lease".

                                    RECITALS

     WHEREAS, pursuant to the Lease, Tenant leases from Landlord approximately 261,700 net rentable square feet of space (the "Premises"), located at 105 Bethany Road, Allen, Texas (the "Building"), more particularly described in the Lease; and

     WHEREAS, Tenant desires to change and extend the Scheduled Completion Date (as defined in the Lease) and extend the dates before Landlord is responsible for any penalties, and Landlord is agreeable to such changes and extension.

     NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS, for $10.00 and other good and valuable consideration, the receipt and sufficiency which is hereby acknowledged, Landlord and Tenant mutually covenant and agree as follows:

     1. In the event of a conflict between the terms and conditions of this First Amendment and the Lease, the terms and conditions of this First Amendment shall prevail.

     2. All capitalized terms used in this First Amendment not otherwise defined herein shall have the same meaning ascribed to such terms in the Lease.

     3. Subparagraph 1.0. of the Lease, shall be amended by changing the "Scheduled Completion Date" to July 18. 1997. The "Term" of the Lease set forth in Subparagraph 1.P., shall remain 7 years, however, the "Expiration Date" shall change to be July 17, 2004.

     4. Subparagraph 1.N. of the Lease, shall be amended by changing the "Outside Completion Date" to November 17,1997.

     5. Due to the extension of the Scheduled Completion Date, Subparagraph 8A., REMEDIES OF TENANT, shall be amended by extending the date when Landlord's penalties commence due to Landlord not substantially completing the Building Shell, the Site Work and the Tenant Improvements (collectively, the "Work") on the Scheduled Completion Date. The date "July 13, 1997" shall be deleted and the date "August 17, 1997" shall be inserted. The date for Tenant to elect to terminate the Lease related to Landlord's failure to substantially complete the Work after the Outside Completion Date, is extended as provided under Paragraph 4 of this Amendment.

     6. Except for the matters specifically addressed herein, the Premises shall be governed by the terms and conditions of the Lease. The Lease is hereby amended, ratified and affirmed and all other terms, covenants and conditions of the Lease not modified herein shall remain unchanged and in full force and effect.

     IN WITNESS WHEREOF, Landlord and Tenant hereby execute this First Amendment as of 4/24/1997.

LANDLORD:                               TENANT:

KREG-SW, L.P.                           ELECTRONIC DATA SYSTEMS
                                          CORPORATION



By: /s/ Tobin C. Grove                  By: /s/ John M. Yeaman
    --------------------------------        ----------------------------------
Printed Name: Tobin C. Grove                    John M. Yeaman
              ----------------------
Title: Vice President                   Title  Director of Real Estate
       -----------------------------
Date:  4/24/97                          Date:  4-14-97
     -------------------------------          --------------------------------

                            SECOND AMENDMENT TO LEASE

     Reference is made to that certain Lease Agreement (the "Original Lease"), dated October 29, 1996, by and between KREG-SW, L.P., a California limited partnership ("Landlord") and ELECTRONIC DATA SYSTEMS CORPORATION, a Delaware corporation ("Tenant"), as amended by First Amendment to Lease (the "First Amendment"), dated April 24, 1997. This Second Amendment shall be incorporated into, and made a part of, the Lease and may be hereinafter referred to collectively as the "Lease".

                                    RECITALS

     WHEREAS, pursuant to the Lease, Tenant leases from Landlord approximately 261,700 net rentable square feet of space (the "Premises"), located at 105 Bethany Road, Allen, Texas (the "Building"), more particularly described in the Lease; and

     WHEREAS, Tenant desires to change and extend the Scheduled Completion Date (as defined in the Lease) and extend the dates before Landlord or Tenant is responsible for any penalties, and Landlord is agreeable to such changes and extension.

     NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS, for $10.00 and other good and valuable consideration, the receipt and sufficiency which is hereby acknowledged, Landlord and Tenant mutually covenant and agree as follows:

     1. In the event of a conflict between the terms and conditions of this Second Amendment and the Lease, the terms and conditions of this Second Amendment shall prevail.

     2. All capitalized terms used in this Second Amendment not otherwise defined herein shall have the same meaning ascribed to such terms in the Lease.

     3. Subparagraph 1.0. of the Lease, shall be amended by changing the "Scheduled Completion Date" to August 1, 1997. The "Term" of the Lease set forth in Subparagraph 1.P., shall remain 7 years, however, the "Expiration Date" shall change to be July 31, 2004.

     4. Subparagraph 1.N. of the Lease, shall be amended by changing the "Outside Completion Date" to December 31, 1997.

     5. Due to the extension of the Scheduled Completion Date, Subparagraph 8.A., REMEDIES OF TENANT, shall be amended by extending the date when Landlord's penalties commence due to Landlord not substantially completing the Building Shell, the Site Work and the Tenant Improvements (collectively, the "Work") on the Scheduled Completion Date. The date "August 17, 1997" shall be deleted and the date "August 31, 1997" shall be inserted. The date for Tenant to elect to terminate the Lease related to Landlord's failure to substantially complete the Work after the Outside Completion Date, is extended as provided under Paragraph 4 of this Amendment.

     6. Except for the matters specifically addressed herein, the Premises shall be governed by the terms and conditions of the Lease. The Lease is hereby amended, ratified and affirmed and all other terms, covenants and conditions of the Lease not modified herein shall remain unchanged and in full force and effect.

         IN WITNESS WHEREOF Landlord and Tenant hereby execute this Second Amendment as of July 11, 1997.

LANDLORD                                TENANT:

KREG-SW, L.P.                           ELECTRONIC DATA SYSTEMS
                                          CORPORATION


By: /s/ Tobin C. Grove                  By: /s/ John M. Yeaman
   ------------------------------           ------------------------------
Printed Name: Tobin C. Grove                    John M. Yeaman
              -------------------
Title: V.P.                             Title: Director of Real Estate
      --------------------------
Date: 7/11/97                           Date:  7/1/97
     ----------------------------            -----------------------------